                                                                    Exhibit 10-B


                                SECOND AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of July 26, 2000, is entered into among HERCULES INCORPORATED, a Delaware corporation (the "Company"), BETZDEARBORN CANADA, INC., an Ontario corporation (the "Canadian Borrower"), certain subsidiaries of the Company identified on the signature pages hereto (the "Subsidiary Guarantors"), the several banks and other financial institutions identified on the signature pages hereto (the "Lenders"), BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent") Lenders and BANK OF AMERICA CANADA, as Canadian administrative agent (the "Canadian Administrative Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement described below.


                                    RECITALS

         A. The Company, the Canadian Borrower, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Canadian Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of April 19, 1999 (as amended by that First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2000 (the "Credit Agreement").

         B. The Company has requested certain modifications to the Credit Agreement.

         C. Such modifications require the consent of the Required Lenders (as defined in the Credit Agreement).

         D. The Required Lenders have consented to the requested modifications on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Subsection 5.2(d)(i). Subsection 5.2(d)(i) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                  (i) Leverage Ratio. It will not permit, as the last day of any fiscal quarter, the Leverage Ratio to exceed the ratio set forth below for the applicable period:

                              Period                            Maximum Leverage Ratio
                              ------                            ----------------------
                  Closing Date through March 31, 1999                  5.0 to 1.0
                  April 1, 1999 through September 30, 1999             4.5 to 1.0
                  October 1, 1999 through March 31, 2000               3.5 to 1.0
                  April 1, 2000 through June 30, 2000                 3.75 to 1.0
                  July 1, 2000 through September 30, 2000              3.5 to 1.0
                  October 1, 2000 through Termination Date             3.0 to 1.0

         2. Representations and Warranties. Each of the Credit Parties represents and warrants to the Lenders, the Administrative Agent and the Canadian Administrative Agent as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                  (b) This Agreement has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights.

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Agreement.

                  (d) The execution and delivery of this Agreement does not diminish or reduce its obligations under the Credit Documents (including, without limitation, in the case of each Guarantor, such Guarantor's guaranty pursuant to Section 3A of the Credit Agreement) in any manner, except as specifically set forth herein.

                  (e) Such Credit Party has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Required Lenders' execution and delivery of this Agreement.

                  (f) The representations and warranties of the Credit Parties set forth in Section 1 of the Credit Agreement are true and correct as of the date hereof (except those that expressly relate to an earlier date) and all of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.

                  (g) Subsequent to the execution and delivery of this Agreement and after giving effect hereto, no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

         3. Liens. Each Credit Party affirms the liens and security interests, if any, created and granted by it in the Credit Documents (including, but not limited to, the Pledge Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

         4. Effect of Amendment. Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect. The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5. Expenses. The Company agrees to pay all reasonable costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees and expenses of the Administrative Agent's legal counsel.

         6. Condition Precedent. The effectiveness of this Agreement is subject to satisfaction of each of the following conditions:

                 (a) Receipt by the Administrative Agent of executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Administrative Agent) of this Agreement, which collectively shall have been duly executed on behalf of each of the Borrowers, the Subsidiary Guarantors, the Required Lenders, the Administrative Agent and the Canadian Administrative Agent.

                  (b) Each Lender who executes and delivers this Amendment on or before 12:00 Noon Eastern Standard Time on July 26, 2000 (provided that this Amendment is approved by the Required Lenders) shall have received an amendment fee in an amount equal to .05% of its aggregate Commitment amount.

         7. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         9. ENTIRETY. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement, to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


THE COMPANY:                   HERCULES INCORPORATED,
                               a Delaware corporation

                               By:  /s/ G. MacKenzie
                                  ----------------------------
                               Name:  George MacKenzie
                                    --------------------------
                               Title: Executive VP and CFO
                                     -------------------------


CANADIAN
BORROWER:                      BETZDEARBORN CANADA, INC.,
                               an Ontario corporation

                               By:  /s/ G. MacKenzie
                                  ----------------------------
                               Name:  George MacKenzie
                                    --------------------------
                               Title: Executive VP and CFO
                                     -------------------------

OTHER SUBSIDIARY
GUARANTORS:
                               HERCULES CREDIT, INC.,
                                    a Delaware corporation
                               HERCULES FLAVOR, INC.,
                                    a Delaware corporation
                               WSP, INC.,
                                    a Delaware corporation
                               AQUALON COMPANY,
                                    a Delaware partnership
                               HERCULES FINANCE COMPANY,
                                    a Delaware partnership
                               FIBERVISIONS, L.L.C.,
                                    a Delaware limited liability company
                               FIBERVISIONS INCORPORATED,
                                    a Delaware corporation
                               FIBERVISIONS PRODUCTS, INC.,
                                    a Georgia corporation
                               HERCULES INTERNATIONAL LIMITED,
                                    a Delaware corporation
                               BETZDEARBORN, INC.,
                                    a Pennsylvania corporation
                               BETZDEARBORN EUROPE, INC.,
                                    a Delaware corporation
                               DRC, LTD.,
                                    a Delaware corporation
                               BL TECHNOLOGIES, INC.,
                                    a Delaware corporation
                               BLI HOLDINGS, INC.,
                                    a Delaware corporation


                               By:  /s/ S. C. Shears
                                  --------------------------------
                               Name: Stuart C. Shears
                                    ------------------------------
                               Title: Vice President and Treasurer
                                     -----------------------------
                                      for each of the foregoing

ADMINISTRATIVE
AGENT:                         BANK OF AMERICA, N.A.,
                               in its capacity as Administrative Agent and as a Lender

                               By:  /s/ David Noda
                                  ----------------------------
                               Name:  David Noda
                                    --------------------------
                               Title: Managing Director
                                     -------------------------


CANADIAN
ADMINISTRATIVE AGENT:          BANK OF AMERICA CANADA,
                               as Canadian Administrative Agent

                               By:  /s/ M. Hurtubise
                                  ----------------------------
                               Name:  Michel Hurtubise
                                    --------------------------
                               Title: Principal
                                     -------------------------

                            Signed on behalf of the following banks
                            and other financial institutions:

                            Bank of America Canada
                            The Chase Manhattan Bank
                            Citibank, N.A.
                            Abn Amro Bank N.V.
                            Morgan Guaranty Trust Company of New York
                            Banco Espirito Santo, S.A.
                            Banca Commerciale Italiana of Canada
                            Banca Commerciale Italiana, New York Branch
                            Arab Banking Corp.
                            The Bank of New York
                            Bank of Montreal Ireland PLC
                            Bank of Tokyo - Mitsubishi Trust Company
                            The Bank of Nova Scotia
                            Commerzbank AG, New York Branch
                            Comerica Bank
                            Citibank Canada
                            Chevy Chase Bank, FSB
                            Chang Hwa Commercial Bank Ltd., New York Branch
                            BW Capital Markets, Inc.
                            Bayerische Hypo-und Vereinsbank AG, New York Branch Bank Polska Kass Opieki S.A.
                            Dresdner Bank AG, New York and Grand Cayman Branches Deutsche Bank AG New York Branch and/or
                             Cayman Island Branch
                            Den Danske Bank Aktieselkab, Cayman Islands Branch The Dai-Ichi Kangyo Branch, Ltd.
                            Dexia Bank S.A.
                            Erste Bank New York
                            Bank One, NA
                            First Union National Bank
                            General Electric Capital Corporation
                            IKB Deutsche Industriebank AG Luxembourg Branch Indosuez Capital Funding IV, L.P.
                            The Industrial Bank of Japan, Ltd.
                            KBC Bank NV
                            Landesbank Schleswig-Holstein Girozentrale
                            HSBC Bank USA
                            Mellon Bank, N.A.
                            The Mitsubishi Trust and Banking Corporation
                            Natexis Banques
                            Norddeutsche Landesbank Girozentrale, New York/
                             Cayman Islands Branch

                               BNP Paribas
                               The Sanwa Bank, Limited
                               Toronto Dominion (Texas), Inc.
                               The Toronto Dominion Bank
                               UBS AG, Stamford Branch
                               Wachovia Bank, NA